UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 23, 2022
____________________

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

001-09057	WEC ENERGY GROUP, INC.	39-1391525
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 1331
Milwaukee, WI 53201
(414) 221-2345

001-01245	WISCONSIN ELECTRIC POWER COMPANY	39-0476280
(A Wisconsin Corporation)
231 West Michigan Street
P.O. Box 2046
Milwaukee, WI 53201
(414) 221-2345

001-03016	WISCONSIN PUBLIC SERVICE CORPORATION	39-0715160
(A Wisconsin Corporation)
2830 South Ashland Avenue
P.O. Box 19001
Green Bay, WI 54307-9001
(800) 450-7260

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
WEC Energy Group, Inc.	Common Stock, $.01 Par Value	WEC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

On June 23, 2022, Wisconsin Electric Power Company (“WE”), a wholly-owned subsidiary of WEC Energy Group, Inc. (the “Company”), issued a news release announcing plans to extend the operating lives of the four older units at its Oak Creek site. This will delay the planned retirement of Units 5 and 6 by one year, until May 2024, and of Units 7 and 8 by approximately 18 months, until late in 2025. We do not anticipate that any significant, new capital investments will be required to keep the units in operation during this time.

A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, Wisconsin Power & Light Company, which operates the Columbia Energy Center, now plans to retire the two Columbia units by June 1, 2026. Original plans called for these units to be retired at the end of 2023 and 2024. Wisconsin Public Service Corporation (“WPS”), an indirect wholly-owned subsidiary of the Company, owns approximately 300 MW (27.5%) of the Columbia Energy Center units’ capacity.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based upon management's current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the statements. Readers are cautioned not to place undue reliance on these statements. Forward-looking statements include, among other things, statements concerning management's expectations and projections regarding regional generating capacity, retirement of generating units, renewable energy projects, and emission reduction goals. In some cases, forward looking statements may be identified by reference to a future period or periods or by the use of forward-looking terminology such as "anticipates," "believes," "estimates," "expects," "forecasts," "guidance," "intends," "may," "objectives," "plans," "possible," "potential," "projects," "should," "targets," "will" or similar terms or variations of these terms.

The following factors, in addition to those discussed in each of WEC Energy Group, Inc.’s, WE’s, and WPS’ Annual Report on Form 10-K for the year ended December 31, 2021 and in subsequent reports filed with the Securities and Exchange Commission, could cause actual results to differ materially from those contemplated in any forward-looking statements: general economic conditions, including business and competitive conditions in the company’s service territories; the timing, resolution and impact of rate cases and other regulatory decisions; availability of generating facilities and/or distribution systems; significant differences in forecasted generating capacity in the Midwest region and decisions by MISO affecting plant retirements; the ability of the company to obtain additional generating capacity at competitive prices; unanticipated changes in fuel and purchased power costs; the company's ability to continue to successfully integrate the operations of its subsidiaries; key personnel changes; varying, adverse or unusually severe weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company's ability to successfully acquire and/or dispose of assets and to execute on its capital plan; cyber-security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company's and its subsidiaries' ability to access the capital markets; changes in tax legislation or the company's ability to use certain tax benefits and carryforwards; federal, state and/or local legislative and regulatory changes, including changes to environmental standards and greenhouse gas regulations, the enforcement of these laws and the regulations and changes in the interpretation by regulatory agencies; supply chain disruptions; inflation; political and geopolitical developments; the impact from new developments relating to the COVID-19 pandemic or any future health pandemics; the impact on the global economy, supply chains and fuel prices from the ongoing conflict between Russia and Ukraine; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; and the financial performance of the American Transmission Company as well as projects in which the company's energy infrastructure business invests. Except as may be required by law, WEC Energy Group, Inc., WE, and WPS expressly disclaim any obligation to publicly update or revise any forward-looking information.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
99.1	News Release Issued June 23, 2022, announcing delay of planned retirement of Oak Creek Units
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEC ENERGY GROUP, INC.
(Registrant)

/s/ William J. Guc
Date: June 23, 2022	William J. Guc, Vice President and Controller

WISCONSIN ELECTRIC POWER COMPANY
(Registrant)

/s/ William J. Guc
Date: June 23, 2022	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary

WISCONSIN PUBLIC SERVICE CORPORATION
(Registrant)

/s/ William J. Guc
Date: June 23, 2022	William J. Guc, Vice President, Controller and
Assistant Corporate Secretary